HTCC Investor Presentation for the period ended June 30, 2008 August 19, 2008 Martin Lea, Chief Executive Officer Rob Bowker, Chief Financial Officer Exhibit 99.1

Safe Harbor Statement
This presentation of Hungarian Telephone and Cable Corp. (the "Company") contains “forward-looking statements”, as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation
Reform Act of 1995. These and all forward-looking statements are only predictions or statements of current plans that are constantly under review by the Company. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties. Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including:
fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the
Company invests in new business opportunities and the timing of those investments; the mix of services sold;
competition; management of growth and expansion; the integration of Invitel, Tele2 Hungary, and Memorex; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission, which are available on the Company’s website, www.htcc.hu and on the SEC’s website, www.sec.gov. Accordingly, investors are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made. The Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.

Martin Lea Chief Executive Officer

Highlights
Our pro-forma* consolidated revenue in U.S. dollars increased by 10% and 7%, respectively, for the quarter and six month period ended June 30, 2008 compared to the prior year. In HUF terms, our pro-
forma* consolidated revenue decreased by 6% and 6%, respectively, for the quarter and six month period ended June 30, 2008 compared to the prior year.
Our pro-forma* consolidated segment gross margin in U.S. dollars increased by 18% and 14% , respectively, for the quarter and six month period ended June 30, 2008 compared to the prior year. In
HUF terms, our pro-forma* consolidated segment gross margin was on the same level for the quarter and six month period ended June 30, 2008 compared to 2007.
Our pro-forma* gross margin percentage was 72% and 71%, respectively, for the quarter and six month period ended June 30, 2008 compared to 67% and 67%, respectively, in 2007.
Our pro-forma Adjusted EBITDA** in U.S. dollars grew by 24% to $124.9 million for the six month period ended June 30, 2008 and by 28% to $64.7 million for the quarter ended June 30, 2008 compared to the prior year. In HUF terms, our pro-forma Adjusted EBITDA** grew by 9% to HUF 20.7 billion for the six month period ended June 30, 2008 and by 7% to HUF 10.3 billion for the quarter ended June 30, 2008 compared to the prior year.
Our pro-forma* Adjusted EBITDA margin was 44% and 43%, respectively, for the quarter and six month period ended June 30, 2008 compared to 38% and 37%, respectively, in 2007.
The Hungarian forint appreciated against the U.S. dollar by 16% and 14%, respectively, during the quarter and six month period ended June 30, 2008 compared to the average Hungarian forint/U.S. dollar exchange rates in 2007.
* Pro-forma financial information in this presentation assumes that HTCC, Invitel, Tele2 Hungary and Memorex had been combined as of the beginning of the applicable period. The unaudited pro-forma financial information has not been prepared in accordance with Article 11 of Regulation S-X.
**  Pro-forma Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation on slides 8-11.

Memorex – Post Closing
On March 5, 2008 we closed the transaction and acquired 95.7% of the outstanding equity of
Memorex.
The preliminary purchase consideration for Memorex was EUR 102.1 million, which included: (i) the payment of cash in the amount of EUR 17.9 million (approximately $27.2 million at closing), (ii) the payment of cash into an escrow account in the amount of EUR 12.1 million (approximately $18.4 million at closing), (iii) the assumption of net debt of EUR 69.7 million (approximately $105.8 million at closing); and (iv) transaction costs and other directly related expenses of EUR 2.4 million
(approximately $3.7 million at closing).
We entered into a Settlement Agreement with the selling shareholders pursuant to which the Escrow
Agent was directed to return EUR 11.2 million (approximately $17.1 million at closing foreign exchange rate) to us and the remaining EUR 0.9 million (approximately $ 1.4 million at closing foreign exchange rate) was paid out to the selling shareholders. We received our funds on July 11,
2008.
After the refund of the amount from escrow, the final purchase price for Memorex is EUR 90.9 million.
The process of the buy out of the minority shareholders in Memorex is on track and is expected to be completed by the end of August.
We completed the filing to the SEC with respect to the Memorex acquisition in an amended 8-K filing, including audited financial statements of Memorex for 2007.

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08

Jul-04
Nov-04
Mar-05
Jul-05
Nov-05
Mar-06
Jul-06
Nov-06
Mar-07
Jul-07
Nov-07
Mar-08
Jul-08

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Hungarian Economic and Market Overview
The forint has strengthened against the Euro
during the course of Q2 2008 to 230 HUF/EUR
levels compared to 265 HUF/EUR levels during
Q1 of 2008. The Hungarian Forint currently
trades at an exchange rate of 236 HUF/EUR.
The National Bank of Hungary hiked its base rate
by 25 bsp from 8.25% to 8.50 % in May 2008 and
kept the rates unchanged at the July meeting.
Government economic recovery plans show signs
of success:
Current account deficit narrowed from
6.0% in 2006 to 3.5% in 2007 and there are
indications of further improvement in
2008
Budget deficit declined to 5.5% in 2007
and is on track to fall to less than 3.0% of
GDP by year end 2009
Inflation has gradually decreased from
8.6% in June 2007 to 6.8% in July 2008 and
is expected to fall to 4.6% by the end of
2008
Hungarian Interest Rate Evolution
HUF / EUR Exchange Rates
225
230
235
240
245
250
255
260
265
270
3,00%
5,00%
7,00%
9,00%
11,00%
13,00%

Source: NHH
(1) National Statistics Office
2002
1998
1999
2000
2001
2003 2004 2005 2006
Western
Europe
(1)
2007
Trends of Fixed, Mobile and Internet Penetration in Hungary
2008 Q1
38%
80%
64%
64% 66%
69%
71%
71%
73%
75% 75%
73%
71%
108%
110%
99%
91%
83%
77%
68%
49%
30%
10%
16%
112%
50%
25%
34%
15%
10%
5%
2% 1%
0%
0% 0%
0%
20%
40%
60%
80%
100%
Fixed-line (per household) Mobile (of population) Broadband Internet (per household) ADSL Cable

Pro-Forma Financial Statements
for the quarter ended June 30, 2008
Note:
The average HUF/USD exchange rates were 184.29 HUF/USD in Q2 2007 and 158.64 HUF/USD in Q2 2008.
(*)   Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)  EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from EBITDA to Net income on the next slide.
(***)  EBITDA Margin % and Adjusted EBITDA Margin % are EBITDA and Adjusted EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
Revenue 23 625 25 215 (1 590) (6%) 148 060 135 043 13 017 10%
Segment Cost of Sales (6 615) (8 243) 1 628 20% (41 605) (44 729) 3 124 7%
Segment Gross Margin 17 010 16 972 38 0% 106 455 90 314 16 141 18%
Gross Margin % 72% 67% 72% 67%
(6 666) (7 297) 631 9% (41 765) (39 596) (2 169) (5%)
Adjusted EBITDA** 10 344 9 675 669 7% 64 690 50 718 13 972 28%
Adjusted EBITDA Margin %*** 44% 38% 44% 38%
Cost of integration and restructuring (986) (1 185) 199 17% (6 095) (6 430) 335 5%
Due diligence expense (103) (102) (1) (1%) (647) (553) (94) (17%)
Vacation accrual (98) (293) 195 67% (615) (1 590) 975 61%
Turkey start up expense (119) (65) (54) (83%) (734) (353) (381) (108%)
Other one-off items (484) (563) 79 14% (2 923) (3 055) 132 4%
EBITDA** 8 554 7 467 1 087 15% 53 676 38 737 14 939 39%
EBITDA Margin %*** 36% 30% 36% 29%
For the quarter
ended June 30,
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the quarter
ended June 30,

Pro-Forma Financial Statements
for the quarter ended June 30, 2008
Note:
The average HUF/USD exchange rates were 184.29 HUF/USD in Q2 2007 and 158.64 HUF/USD in Q2 2008.
(*)   EBITDA is a non-GAAP financial measure.
(**)  EBITDA Margin % is EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
EBITDA* 8 554 7 467 1 087 15% 53 676 38 737 14 939 39%
EBITDA Margin %** 36% 30% 36% 29%
Depreciation and amortization (5 160) (6 559) 1 399 21% (32 246) (35 271) 3 025 9%
Financing expenses, net (4 994) (5 556) 562 10% (31 292) (28 168) (3 124) (11%)
Foreign exchange gains (losses), net 7 955 1 314 6 641 505% 47 345 7 095 40 250 567%
Gains (losses) on derivatives (11 277) (3 721) (7 556) (203%) (66 672) (21 019) (45 653) (217%)
Gains (losses) on warrants -               -               - n/a -               -               - n/a
Taxes on net income 279 2 677 (2 398) (90%) 1 397 14 118 (12 721) (90%)
Convertible Pref Stock Dividends (4) (5) 1 20% (26) (26) -           0%
Minority interest 1 -               1 n/a 3 3 -           0%
Net profit / (loss) for the period (4 646) (4 383) (263) (6%) (27 815) (24 531) (3 284) (13%)
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the quarter
ended June 30,
(in thousands of USD) (in millions of HUF)
For the quarter
ended June 30,

Pro-Forma Financial Statements
for the six months period ended June 30, 2008
Note:
The average HUF/USD exchange rates were 188.53 HUF/USD in YTD Q2 2007 and 165.99 HUF/USD in YTD Q2 2008.
(*)    Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)   EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from EBITDA to Net income on the next slide.
(***)  EBITDA Margin % and Adjusted EBITDA Margin % are EBITDA and Adjusted EBITDA as a percentage of revenue.
(****)  Memorex pro-forma numbers included in the consolidated pro-forma numbers for the period ended 30 June, 2007 were calculated by multiplying the nine months period results ended December
31, 2007 by 9/6.
Change Change Change Change
2008 2007 (****) % 2008 2007 (****) %
Revenue 48 090 50 980 (2 890) (6%) 289 716 270 236 19 480 7%
Segment Cost of Sales (13 734) (16 766) 3 032 18% (82 741) (88 931) 6 190 7%
Segment Gross Margin 34 356 34 214 142 0% 206 975 181 305 25 670 14%
Gross Margin % 71% 67% 71% 67%
(13 628) (15 145) 1 517 10% (82 103) (80 333) (1 770) (2%)
Adjusted EBITDA** 20 728 19 069 1 659 9% 124 872 100 972 23 900 24%
Adjusted EBITDA Margin %*** 43% 37% 43% 37%
Cost of integration and restructuring (1 966) (1 281) (685) (53%) (11 845) (6 795) (5 050) (74%)
Due diligence expense (215) (131) (84) (64%) (1 297) (695) (602) (87%)
Vacation accrual (205) (300) 95 32% (1 235) (1 591) 356 22%
Turkey start up expense (314) (118) (196) (166%) (1 894) (626) (1 268) (203%)
Other one-off items (658) (699) 41 6% (3 966) (3 708) (258) (7%)
EBITDA** 17 370 16 540 830 5% 104 635 87 557 17 078 20%
EBITDA Margin %*** 36% 32% 36% 32%
For the period
ended June 30,
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the period
ended June 30,

Pro-Forma Financial Statements
for the six months period ended June 30, 2008
Note:
The average HUF/USD exchange rates were 188.53 HUF/USD in YTD Q2 2007 and 165.99 HUF/USD in YTD Q2 2008.
(*)   EBITDA is a non-GAAP financial measure.
(**)  EBITDA Margin % is EBITDA as a percentage of revenue.
(***) Memorex pro-forma numbers included in the consolidated pro-forma numbers for the period ended 30 June, 2007 were calculated by multiplying the nine months period results ended December
31, 2007 by 9/6.
Change Change Change Change
2008 2007 (***) % 2008 2007 (***) %
EBITDA* 17 370 16 540 830 5% 104 635 87 557 17 078 20%
EBITDA Margin %** 36% 32% 36% 32%
Depreciation and amortization (10 171) (10 819) 648 6% (61 273) (57 387) (3 886) (7%)
Financing expenses, net (10 336) (10 742) 406 4% (62 267) (56 981) (5 286) (9%)
Foreign exchange gains (losses), net 5 284 2 412 2 872 119% 31 831 12 794 19 037 149%
Gains (losses) on derivatives (6 239) (12 188) 5 949 49% (37 586) (64 979) 27 393 42%
Gains (losses) on warrants -               (2 904) 2 904 100% -               (15 075) 15 075 100%
Taxes on net income (744) 1 968 (2 712) (138%) (4 475) 10 439 (14 914) (143%)
Convertible Pref Stock Dividends (9) (10) 1 10% (52) (52) - 0%
Minority interest -               -               -           n/a (3) 2 (5) (250%)
Net profit / (loss) for the period (4 845) (15 743) 10 898 69% (29 190) (83 682) 54 492 65%
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the period
ended June 30,
(in thousands of USD) (in millions of HUF)
For the period
ended June 30,

Pro-Forma Revenue Summary
for the quarter ended June 30, 2008
Mass Market
Voice:
change in Mass Market Voice revenue was principally driven by the planned reduction in the number of lower margin ex-Tele2 carrier select customers, resulting in revenue decrease in ex-Tele2 of 42% to HUF 1.1 billion for the quarter ended June 30, 2008 compared to HUF 1.9 billion in the prior year. Without ex-Tele2, Invitel Mass Market
Voice revenue decreased by HUF 0.2 billion or 3.7% compared to the prior year.
Business: change in Business revenue was mainly due to the revenue decrease at Invitel Technocom by HUF 168 million and the decrease in Business Voice in-concession revenue by HUF 154 million between the second quarter of 2008 and
2007.
Wholesale: change in Wholesale revenue was mainly driven by the planned reduction in low margin Wholesale Voice revenue by 31%, to HUF 2.6 billion for the period ended June 30, 2008 from HUF 3.7 billion in the prior year. The 27%
increase in higher margin Wholesale Data revenue from HUF 4.4 billion to HUF 5.6 billion offsets this decrease.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 6 947 7 974 (1 027) (13%)
Gross margin % 80% 75%
Mass Market Internet 2 345 2 331 14 1%
Gross margin % 83% 80%
Business 6 215 6 539 (324) (5%)
Gross margin % 75% 76%
Wholesale Voice 2 560 3 699 (1 139) (31%)
Gross margin % 10% 12%
Wholesale Data 5 558 4 672 886 19%
Gross margin % 82% 81%
Total Revenue 23 625 25 215 (1 590) (6%)
For the quarter
ended June 30,

Pro-Forma Revenue Summary
for the six months period ended June 30, 2008
Mass Market
Voice:
change in Mass Market Voice revenue was principally driven by the planned reduction in the number of lower margin ex-Tele2 carrier select customers, resulting in revenue decrease in ex-Tele2 of 34% to HUF
2.5 billion for the six month period ended June 30, 2008 compared to HUF 3.8 billion in the prior year. Without ex-
Tele2, Invitel Mass Market Voice revenue decreased by HUF 0.5 billion or 4% compared to the prior year.
Business: change in Business revenue was mainly due to the decrease at Invitel Technocom by HUF 355 million and the decrease in Business Voice in-concession revenue by HUF 325 million between the first six months of 2008 and
2007. This decline was offset by increase in Business Data and Business Voice out-of–concession revenue.
Wholesale: change in Wholesale revenue was mainly driven by the planned reduction in low margin Wholesale
Voice revenue by 25%, to HUF 5.5 billion for the period ended June 30, 2008 from HUF 7.3 billion in the prior year.
The 14% increase in higher margin Wholesale Data revenue from HUF 9.7 billion to HUF 11.0 billion partially offsets this decrease.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 14 213 16 061 (1 848) (12%)
Gross margin % 79% 74%
Mass Market Internet 4 687 4 599 88 2%
Gross margin % 83% 79%
Business 12 660 13 263 (603) (5%)
Gross margin % 76% 75%
Wholesale Voice 5 511 7 329 (1 818) (25%)
Gross margin % 10% 10%
Wholesale Data 11 019 9 728 1 291 13%
Gross margin % 83% 82%
Total Revenue 48 090 50 980 (2 890)
(6%)
For the period
ended June 30,

Pro-Forma Segment Gross Margin Summary
for the quarter ended June 30, 2008
Notes:
The average HUF/USD exchange rates were 184.29 HUF/USD in Q2 2007 and 158.64 HUF/USD in Q2 2008.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 5 525 5 958 (433) (7%)
Mass Market Internet 1 957 1 857 100 5%
Business 4 687 4 952 (265) (5%)
Wholesale Voice 268 443 (175) (40%)
Wholesale Data 4 573 3 762 811 22%
Total Segment Gross Margin 17 010 16 972 38 0%
For the quarter
ended June 30,
(in thousands of USD) Change Change
2008 2007%
Mass Market Voice 34 716 32 269 2 447 8%
Mass Market Internet 12 271 10 046 2 225 22%
Business 29 480 26 831 2 649 10%
Wholesale Voice 1 686 2 385 (699) (29%)
Wholesale Data 28 302 18 783 9 519 51%
Total Segment Gross Margin 106 455 90 314 16 141 18%
For the quarter
ended June 30,

Pro-Forma Segment Gross Margin Summary
for the six months period ended June 30, 2008
Notes:
The average HUF/USD exchange rates were 188.53 HUF/USD in YTD Q2 2007 and 165.99 HUF/USD in YTD Q2 2008.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 11 212 11 877 (665) (6%)
Mass Market Internet 3 872 3 612 260 7%
Business 9 632 9 990 (358) (4%)
Wholesale Voice 549 724 (175) (24%)
Wholesale Data 9 091 8 011 1 080 13%
Total Segment Gross Margin 34 356 34 214 142 0%
For the period
ended June 30,
(in thousands of USD) Change Change
2008 2007%
Mass Market Voice 67 546 62 999 4 547 7%
Mass Market Internet 23 329 19 161 4 168 22%
Business 58 028 52 989 5 039 10%
Wholesale Voice 3 306 3 842 (536) (14%)
Wholesale Data 54 766 42 314 12 452 29%
Total Segment Gross Margin 206 975 181 305 25 670 14%
For the period
ended June 30,

June '07
July '07
August '07
September '07
October '07
November '07
December '07
January '08
February '08
March '08
April '08
May '08
June '08

August '07
September '07
October '07
November '07
December '07
January '08
February '08
March '08
April '08
May '08
June '08

HUNGARIAN TELEPHONE AND CABLE CORP
invitel

Mass Market Voice Segment
Number of Carrier Pre-Select
(“CPS”) and Carrier Select (“CS”)
customers
• Decline in lower value (ex-Tele2) CS
customers
• February and March clear out of zero
usage CPS customers
Number of Mass Market Voice In
Concession Lines and
Outgoing Traffic in Minutes
• Lower line churn
• Stable traffic
In Concession Area
380 000
385 000
390 000
395 000
400 000
405 000
410 000
415 000
420 000
425 000
No. of lines
0
10 000
20 000
30 000
40 000
50 000
60 000
70 000
80 000
90 000
100 000
Th. minutes
Number of lines Outgoing minutes
Out of Concession Areas
100 000
150 000
200 000
250 000
300 000
350 000
400 000
450 000
No. CPS
customers
100 000
150 000
200 000
250 000
300 000
350 000
No. of  CS
customers
CPS CS

June 07
July 07
August 07
September 07
October 07
November 07
December 07
January 08
February 08
March 08
April 08
May 08
June 08

HUNGARIAN TELEPHONE AND CABLE CORP

Mass Market Internet Segment
Mass Market Broadband DSL Growth of
Invitel vs. Market Growth
•
Invitel continues to grow faster than the
market
Number of Mass Market Broadband
ADSL Customers and Average
Revenue Per Customer (“ARPU”)
•
Consistent growth in ADSL customer base
•
Stable ARPUs
Mass Market Internet
50 000
60 000
70 000
80 000
90 000
100 000
110 000
120 000
130 000
140 000
No. of lines
0
1 000
2 000
3 000
4 000
5 000
6 000
7 000
8 000
9 000
10 000
ARPU
Number of lines ARPU
100,0%
100,5%
101,0%
101,5%
102,0%
102,5%
103,0%
HTCC Group ADSL in Hungary Growth rate (100%=prev. month) in %
ADSL in Hungary Growth rate (100%=prev. month) in %

Mass Market Internet Segment - IPTV
Launch:
In June 2008 service was launched allowing triple play in ex-Invitel historical concession areas
IPTV offering is leveraged by up-selling the service to current
ADSL subscribers
Expansion of service to ex-Hungarotel concession areas is
expected from October 2008
Service:
Superior product proposition to cable suppliers with unique
features
Customers:
More than 1,700 contracted Triple Play customers as of August 1,
2008
Approximately 45% of current ADSL customers can be served with full Triple Play capability
Modest revenue but
facilitates ADSL growth
and reduces line churn
Initial focus is on in ex-
concession areas to
address existing
ADSL base
Service launched in
June 2008 and
performance is in line
with management
expectations

June 07
July 07
August 07
September 07
October 07
November 07
December 07
January 08
February 08
March 08
April 08
May 08
June 08

June 07
July 07
August 07
September 07
October 07
November 07
December 07
January 08
February 08
March 08
April 08
May 08
June 08

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Business Segment
Business Voice Segment
Out of Concession Direct Access
Customers and Traffic
• Consistent growth in number of customers
Business Internet Segment
In and Out of Concession ADSL
Customers and Average Revenue Per
Customer (“ARPU”)
• Consistent growth in ADSL customer base
• Stable ARPUs
Business Voice Out of Concession Direct Access
1 400
1 450
1 500
1 550
1 600
1 650
1 700
No. of lines
0
5 000
10 000
15 000
20 000
25 000
30 000
35 000
40 000
45 000
Th. minutes
Number of lines DA Outgoing minutes
Business Internet
13 000
13 500
14 000
14 500
15 000
15 500
16 000
16 500
17 000
17 500
No. of lines
15 000
25 000
35 000
45 000
ARPU
Number of lines ARPU

Rob Bowker Chief Financial Officer

Pro-forma Financial Information
for the six months period ended June 30, 2008
Pro-Forma Financial Information
Amounts were translated by using
240 HUF/EUR
exchange rate.
Notes:
(1) Third party debt (including non cash-pay
debt) includes short and long term debt, the
2006 PIK Notes, but excludes liabilities relating
to derivative financial instruments and capital
leases.
(2) Cash pay third party debt equals third party
debt excluding the 2006 PIK Notes.
(3) Annualized Pro-forma Adjusted EBITDA is
calculated by multiplying Pro-forma Adjusted
EBITDA for the period ended June 30, 2008 by
two. See slides 10 and 11 for a reconciliation
of Pro-forma Adjusted EBITDA to Pro-forma Net
income.
(4) Cash interest expense is interest expense
of the Senior Credit Facilities, the 2004 Notes,
the 2007 Notes, the Bridge Loan and the
Memorex loans.
(5) Net third party debt equals third party debt
less cash and cash equivalents.
(6) Cash pay net third party debt equals cash-
pay third party debt less cash and cash
equivalents.
(in thousands of EUR)
Balance Sheet Data (at period end):
Cash and cash equivalents
19 926
Third party debt (1) 708 167
Cash pay third party debt (2) 559 337
Other Pro-forma Financial Data:
Annualized Adjusted EBITDA (3) 172 733
Cash interest expense (4) 64 497
Net third party debt (5)
688 241
Cash pay net third party debt (6) 539 411
Ratio of Adjusted EBITDA to cash interest expense 2.7x
Ratio of net third party debt to Adjusted EBITDA 4.0x
Ratio of cash pay net third party debt to Adjusted EBITDA 3.1x

Annualized Interest Expense
Note: The above schedule includes cash-pay and non cash-pay debt.
* : Not hedged.
**: Interest expense on the 2004 Notes and the 2006 PIK Notes is calculated based on the notional amount of EUR 142 million and EUR
150 million, respectively, without bond discount. Bond discount on the 2004 Notes and the 2006 PIK Notes was EUR 962 thousand and
EUR 926 thousand, respectively, as of June 30, 2008.
(in thousands of EUR)
Notional Amount
@ 2008/06/30
Interest rate
Effective interest
rate as a result of
hedging
Maturity date
Calculated
annualized
interest expense
2007 Notes 200 000 7,50% 10,68% February 1, 2013 21 367
2004 Notes, net of bond discount (**) 141 038 10,75% 14,96% August 15, 2012 21 236
Bridge Loan 100 000 11,50% * March 5, 2015 11 500
Yapi Loan 10 000 6,50% * November 30, 2013 650
Preps 1 Loan 8 000 7,55% * August 4, 2012 604
Preps 2 Loan 3 000 7,90% * August 4, 2012 237
Amended Facilities Agreement HUF tranche 14 645 9,50% 10,16% June 30, 2011 1 488
Amended Facilities Agreement EUR tranche 72 654 6,00% 9,38% June 30, 2011 6 815
Amended Facilities Agreement EUR tranche "D" 10 000 6,00% * June 30, 2010 600
Total cash-pay third party debt 559 337 64 497
2006 PIK Note, net of bond discount (**) 148 830 12,75% * April 15, 2013 19 094
Total third party debt 708 167 83 591

Repayment of Senior Cash-Pay Debt
Note: The above schedule includes cash-pay debt only and thus excludes the repayment schedule of the 2006 PIK Notes.
(in thousands of EUR)
Secured bank
facility loan
repayments
HUF tranche
Secured bank
facility loan
repayments
EUR tranche
Secured bank
facility loan
repayments
EUR tranche "D"
2004 Notes,
net of bond
discount
2007
Notes
Bridge
Loan
Memorex
Austria
Preps
Loans
Memorex
Turkey
Yapi
Loan
Total debt
service
2008 2 177 10 801 12 978
2009 4 750 23 566 28 316
2010 5 410 26 838 10 000 42 248
2011 2 308 11 449 13 757
2012 141 038 11 000 152 038
2013 200 000 10 000 210 000
2014 -
2015 100 000 100 000
14 645 72 654 10 000 141 038 200 000 100 000 11 000 10 000 559 337

Pro-Forma Capital Expenditure
Note: Amounts were translated by using 240 HUF/EUR exchange rate.
Q1 2007Q2 2007Q3 2007Q4 2007
Total
2007
Q1 2008Q2 2008
Variable capex 1 540 2 384 2 325 1 986 8 235 1 838 2 216
Fixed capex 350 486 624 710 2 170 147 487
IT capex 428 291 237 215 1 171 124 363
Capitalised opex 284 252 263 239 1 038 238 225
Subtotal 2 602 3 413 3 449 3 150 12 614 2 347 3 291
As a % of revenue 11% 15% 15% 14% 14% 10% 14%
Integration - 204 160 1 197 1 561 291 136
IPTV - - 722 304 1 026 82 114
Billing system - 81 347 424 852 212 173
Total Capex 2 602 3 698 4 678 5 075 16 053 2 932 3 714
As a % of revenue 11% 16% 20% 22% 17% 12% 16%
(in millions of HUF)
Q1 2007Q2 2007Q3 2007Q4 2007
Total
2007 Q1 2008 Q2 2008
Variable capex 6 415 9 935 9 688 8 276 34 314 7 657 9 233
Fixed capex 1 456 2 024 2 598 2 957 9 035 612 2 029
IT capex 1 783 1 214 986 896 4 879 519 1 513
Capitalised opex 1 183 1 050 1 097 997 4 327 993 936
Subtotal 10 837 14 223 14 369 13 126 52 555 9 781 13 711
As a % of revenue 11% 15% 15% 14% 14% 10% 14%
Integration - 851 667 4 987 6 505 1 212 567
IPTV - - 3 010 1 267 4 277 340 474
Billing system - 339 1 447 1 766 3 552 884 723
Total Capex 10 837 15 413 19 493 21 146 66 889 12 217 15 475
As a % of revenue 11% 16% 20% 22% 17% 12% 16%
(in thousand of EUR)

Martin Lea Chief Executive Officer

Group Strategy
Pragmatic
proven low
risk strategy
leveraging
existing assets
and
management
capability
Slow decline
in traditional
voice business,
offset by
growth in
broadband
business and
wholesale
data
Further
consolidation
opportunities
LEVERAGE REGIONAL
BACKBONE NETWORK AND
POSITION AS #1 CARRIERS
CARRIER IN CENTRAL/SOUTH
EASTERN EUROPE
CONSOLIDATE #2 POSITION
IN HUNGARIAN MARKET
THROUGH DEVELOPING A
RANGE OF CONVERGED
SERVICES
MAXIMISE INTEGRATION
SYNERGIES AND EVALUATE
FURTHER CONSOLIDATION
OPPORTUNITIES
MAXIMISE IN
-
CONCESSION
VOICE REVENUE AND CASH
FLOW
EXPAND BUSINESS REVENUES
AND MARKET SHARE
NATIONWIDE
CAPITALISE ON BROADBAND
GROWTH BOTH INSIDE AND
OUTSIDE ITS HISTORICAL
CONCESSION AREA
HTCC
-
HTCC

Non-GAAP Financial Measures
HTCC has included certain non-GAAP financial measures, including Pro-forma Adjusted EBITDA (for HTCC,
Invitel, Tele2 Hungary and Memorex, together the ”Company”), in this presentation. Reconciliations of the differences between Adjusted EBITDA for the Company and the most directly comparable financial measure calculated and presented in accordance with GAAP is included in this presentation on a pro-forma basis. As the business combination of the Company and Memorex has just been recently consummated, Adjusted
EBITDA for Memorex is derived from and reconciled to estimated Memorex revenues, based on estimates derived by HTCC management from financial information available to HTCC management without unreasonable efforts on its part and which, as described below, provides information that HTCC management believes is useful for investors. The non-GAAP financial measures presented are by definition not a measure of financial performance or financial condition under generally accepted accounting principles and are not alternatives to operating income or net income/loss reflected in the statement of operations and are not necessarily indicative of cash available to fund all cash flow needs. These non-GAAP financial measures used by HTCC may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures for various purposes including: measuring and evaluating the Company’s financial and operational performance and its financial condition; making compensation decisions; planning and budgeting decisions; and financial planning purposes. HTCC believes that presentation of these non-GAAP financial measures is useful to investors because it (i) reflects management’s view of core operations and cash flow generation and financial condition upon which management bases financial, operational, compensation and planning decisions and (ii) presents a measurement that equity and debt investors and lending banks have indicated to management is important in assessing HTCC's financial performance and financial condition. While HTCC utilizes these non-GAAP financial measures in managing its business and believes that they are useful to management and to investors for the reasons described above, these non-
GAAP financial measures have certain shortcomings. In particular, these EBITDA measurements do not take into account changes in working capital and financial statement items below income from operations, and the resultant effect of these items on HTCC's cash flow. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in HTCC's documents filed with the U.S. Securities and Exchange Commission.
Appendix